AMENDMENT NO. 1
                               TO
                    TRIGEN ENERGY CORPORATION
                    1994 STOCK INCENTIVE PLAN

     THIS AMENDMENT to the Trigen Energy Corporation 1994 Stock Incentive Plan (the "Stock Plan") is made effective May 14, 1997.

     The Stock Plan is hereby amended as follows:

     In line 2 of Section 5(a) of the Stock Plan, delete "1,050,000" and substitute "2,000,000".

     Other than as set forth above, the Stock Plan shall remain unchanged and in full force and effect.


     Adopted by the Board of Directors       Adopted by the Shareholders
     on February 24, 1997                    on May 14, 1997